UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2016

Commission File Number of Issuing Entity: 333-185503-01

Central Index Key Number of Issuing Entity: 0001562914

AMERICAN EXPRESS ISSUANCE TRUST II

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number

of Depositor/Registrant:

333-185503

Central Index Key Number

of Depositor/Registrant:

0001562918

AMERICAN EXPRESS RECEIVABLES

FINANCING CORPORATION VIII LLC

(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Vesey Street

30th Floor, Room 505A

New York, New York 10285

(212) 640-2000

(Address, Including Zip Code, and Telephone Number, Including Area Code,

of the Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number

of Sponsor:

0001135317

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On July 29, 2016, the Receivables Purchase Agreement, dated as of October 24, 2012, between American Express Centurion Bank (“Centurion”) and American Express Travel Related Services Company, Inc. (“TRS”) relating to the American Express Issuance Trust II (the “Trust”) was amended and restated by the Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016. The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.1.

On July 29, 2016, the Receivables Purchase Agreement, dated as of October 24, 2012, between American Express Bank, FSB (“FSB”) and TRS relating to the Trust was amended and restated by the Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016. The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.2.

On July 29, 2016, the Receivables Purchase Agreement, dated as of October 24, 2012, between TRS and American Express Receivables Financing Corporation VIII LLC (“RFC VIII”) relating to the Trust was amended and restated by the Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016. The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.3.

On July 29, 2016, the Amended and Restated Trust Agreement, dated as of October 24, 2012, between RFC VIII and Wilmington Trust Company (“WTC”) relating to the Trust was amended and restated by the Second Amended and Restated Trust Agreement, dated as of July 29, 2016. The Second Amended and Restated Trust Agreement is attached hereto as Exhibit 4.4.

On July 29, 2016, the Amended and Restated Transfer Agreement, dated as of March 12, 2013, among RFC VIII, the Trust and The Bank of New York Mellon (“BONYM”) relating to the Trust was amended and restated by the Second Amended and Restated Transfer Agreement, dated as of July 29, 2016. The Second Amended and Restated Transfer Agreement is attached hereto as Exhibit 4.5.

On July 29, 2016, the Amended and Restated Servicing Agreement, dated as of March 12, 2013, among RFC VIII, TRS, the Trust and BONYM relating to the Trust was amended and restated by the Second Amended and Restated Servicing Agreement, dated as of July 29, 2016. The Second Amended and Restated Servicing Agreement is attached hereto as Exhibit 4.6.

On July 29, 2016, the Amended and Restated Indenture, dated as of March 12, 2013, between the Trust and BONYM relating to the Trust was amended and restated by the Second Amended and Restated Indenture, dated as of July 29, 2016 (the “Indenture”). The Second Amended and Restated Indenture is attached hereto as Exhibit 4.7.

On July 29, 2016, (i) the Series 2013-1 Indenture Supplement, dated as of March 21, 2013, to the Indenture, and (ii) the Series 2013-2 Indenture Supplement, dated as of September 24, 2013, to the Indenture, each between the Trust and BONYM, were amended by the Omnibus Amendment to Indenture Supplements, dated as of July 29, 2016. The Omnibus Amendment is attached hereto as Exhibit 4.8.

On July 29, 2016, the Asset Representations Review Agreement, dated as of July 29, 2016, relating to the Trust was entered into among RFC VIII, TRS and Clayton Fixed Income Services LLC (“Clayton”). The Asset Representations Review Agreement is attached hereto as Exhibit 10.1.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4 and Exhibit 10.

Exhibit 4.1	Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016, between Centurion and TRS.

Exhibit 4.2	Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016, between FSB and TRS.

Exhibit 4.3	Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016, between TRS and RFC VIII.

Exhibit 4.4	Second Amended and Restated Trust Agreement, dated as of July 29, 2016, between RFC VIII and WTC.

Exhibit 4.5	Second Amended and Restated Transfer Agreement, dated as of July 29, 2016, among RFC VIII, the Trust and BONYM.

Exhibit 4.6	Second Amended and Restated Servicing Agreement, dated as of July 29, 2016, among RFC VIII, TRS, the Trust and BONYM.

Exhibit 4.7	Second Amended and Restated Indenture, dated as of July 29, 2016, between the Trust and BONYM.

Exhibit 4.8	Omnibus Amendment to Indenture Supplements, dated as of July 29, 2016, between the Trust and BONYM.

Exhibit 10.1	Asset Representations Review Agreement, dated as of July 29, 2016, among RFC VIII, TRS and Clayton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation VIII LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Kerri S. Bernstein
Name:	Kerri S. Bernstein
Title:	President

Date: August 1, 2016

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016, between Centurion and TRS.

Exhibit 4.2	Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016, between FSB and TRS.

Exhibit 4.3	Amended and Restated Receivables Purchase Agreement, dated as of July 29, 2016, between TRS and RFC VIII.

Exhibit 4.4	Second Amended and Restated Trust Agreement, dated as of July 29, 2016, between RFC VIII and WTC.

Exhibit 4.5	Second Amended and Restated Transfer Agreement, dated as of July 29, 2016, among RFC VIII, the Trust and BONYM.

Exhibit 4.6	Second Amended and Restated Servicing Agreement, dated as of July 29, 2016, among RFC VIII, TRS, the Trust and BONYM.

Exhibit 4.7	Second Amended and Restated Indenture, dated as of July 29, 2016, between the Trust and BONYM.

Exhibit 4.8	Omnibus Amendment to Indenture Supplements, dated as of July 29, 2016, between the Trust and BONYM.

Exhibit 10.1	Asset Representations Review Agreement, dated as of July 29, 2016, among RFC VIII, TRS and Clayton.